UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2024

PATHWARD FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-22140	42-1406262
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5501 South Broadband Lane, Sioux Falls, South Dakota 57108
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (877) 497-7497

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	CASH	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.

On October 23, 2024, Pathward Financial, Inc. (the “Company”), AFS IBEX Financial Services, LLC (“Purchaser”) and Honor Capital Holdings, LLC (“Guarantor”) agreed to continue to work to consummate the closing of the previously announced sale of the Company’s commercial insurance premium finance business to Purchaser through November 1, 2024, notwithstanding the previously announced agreement to close by October 22, 2024. In connection with the agreement to continue towards closing, Purchaser agreed to pay to the Company a nonrefundable extension fee of $1,000,000 in cash, which will be credited against the purchase price paid to the Company at closing. A copy of the related Asset Purchase and Sale Agreement was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on August 29, 2024.

Forward-Looking Statements

This Current Report contains certain “forward-looking statements” which are made in good faith by the Company pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on information currently available to us and assumptions about future events, and include statements with respect to the Company’s beliefs, expectations, estimates, and intentions, which are subject to significant risks and uncertainties, and are subject to change based on various factors, some of which are beyond the Company’s control. Among other things, these forward-looking statements include expectations concerning the expected timetable for completing the Transaction. The Company’s actual actions or results may differ materially from those expected or anticipated in the forward-looking statements due to both known and unknown risks and uncertainties. Specific factors that might cause such a difference include but are not limited to: uncertainty as to whether the Transaction will be completed in a timely manner or at all; the conditions precedent to completion of the Transaction; and risks of unexpected delays. We caution you not to place undue reliance on these forward-looking statements. The forward-looking statements included in this Current Report speak only as of the date hereof. Except as may be required by law, the Company does not undertake any obligation to make any revisions to the forward-looking statements contained in this Current Report or to update them to reflect events or circumstances occurring after the date of this Current Report. Additional discussions of risk factors affecting the Company’s business and prospects are reflected in the Company’s filings made with the Securities and Exchange Commission. Unless required by law, the Company expressly disclaims any intent or obligation to update, revise or clarify any forward-looking statements, whether written or oral, that may be made from time to time by or on behalf of the Company or its subsidiaries, whether as a result of new information, changed circumstances, or future events or for any other reason.

SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATHWARD FINANCIAL, INC.

Date: October 24, 2024	By:	/s/ Gregory A. Sigrist
Gregory A. Sigrist
Executive Vice President and Chief Financial Officer